Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8, No. 333-10017) pertaining to the ACT Teleconferencing, Inc. Stock Option Plan of 1991, of our report dated March 18, 1997, with respect to the consolidated financial statements and schedules of ACT Teleconferencing, Inc. included in the Annual Report (Form 10-KSB) for the year ended December 31, 1996.



                                          ERNST & YOUNG LLP


Denver, Colorado
April 15, 1997